Supplement to the Current Prospectus

MFS(R) Strategic Value Fund

On July 9, 2009, shareholders approved the reorganization of the MFS Strategic Value Fund ("Strategic Value Fund Fund"), a series of MFS Series Trust X, into the MFS Value Fund, a series of MFS Series Trust I. Accordingly, effective July 17, 2009, pending the consummation of this reorganization transaction on or about July 24, 2009, shares of the Strategic Value Fund are no longer available for sale and exchanges into the Strategic Value Fund are no longer permitted.


               The date of this supplement is July 10, 2009.